                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                 ---------------


                                   FORM 8 - K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     JANUARY 31, 2000

                          TAL WIRELESS NETWORKS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

DELAWARE                                0-26110                13-3768554
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission             IRS Employer
     or incorporation)                File Number)          Identification No.)

113 TYNAN WAY,  PORTOLA VALLEY, CA                               94028
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code         (650) 529-0730
                                                     ---------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 3. Bankruptcy or Receivership

         On October 6, 1997, the Registrant filed a voluntary petition for protection under Chapter 11 of the Federal Bankruptcy Laws in the United States Bankruptcy Court, Northern District of California, San Jose Division pursuant to which the Registrant's existing directors will continue in possession but subject to the supervision and orders of the Bankruptcy Court.

         The Company plans to liquidate assets and review the claims of its various creditors. It is unclear at this time whether there will be any funds available for distribution to shareholders. Once this information has been determined, the Company may file a Plan of Reorganization with the Bankruptcy Court.

Item 7. Financial Statements and Exhibits

Exhibit No.                                 Description
99.19                                       Summary of Financial Status of the
                                            Registrant for the month ended
                                            January 31, 2000, as filed with the
                                            United States Bankruptcy Court,
                                            Northern District of California, San
                                            Jose Division.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TAL WIRELESS NETWORKS, INC.
                                           -------------------------------------
                                                        (Registrant)


Date: February 22, 2000

                                            By:      /s/RICHARD J. REDETT
                                               ---------------------------------
                                                 Name: Richard J. Redett
                                                 Title:    Director